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                                                                    EXHIBIT 23.3


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 13, 1998, in the Registration Statement (Form S-1) and related Prospectus of MedCath Holdings, Inc. dated May 4, 2001.



                                                /s/ Ernst & Young LLP


May 3, 2001
Charlotte, North Carolina